UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2016

ANTRIABIO, INC.

(Name of registrant in its charter)

Delaware	000-54495	27-3440894
(State or jurisdiction	(Commission File	(IRS Employer
of incorporation or	Number)	Identification No.)
organization)

1450 Infinite Drive

Louisville, CO 80027

 (Address of principal executive offices)

(303) 222-2128

 (Registrant's telephone number)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2016, AntriaBio, Inc. (the “Company”) issued a press release announcing the Company’s intent to establish an office in the Republic of Korea (“Korea”) as well as to raise capital in Korea and elsewhere (the “Financing”). The Company desired to raise at least $10,000,000 in the Financing and depending upon investor interest as well as potential dilutive effect of the Financing, the Company would consider raising as much as $50,000,000. In connection with those plans, the Company retained Samsung Securities as an advisor and in October 2016 began initial discussions with institutional investors. Separately, on October 31, 2016, the Company’s Board of Directors (the “Board”) adopted the 2016 Non-Qualified Stock Option Plan (the “Plan”). Pursuant to the Plan, the Board made certain stock option grants to employees of the Company as well as senior executives (each an “Executive”) including options exercisable for up to 9,500,000 shares of the Company’s common stock to Nevan Elam, options exercisable for up to 5,000,000 shares of the Company’s common stock to Sankaram Mantripragada, options exercisable for up to 1,000,000 shares of the Company’s common stock to Morgan Fields and options exercisable for up to 8,500,000 shares of the Company’s common stock to Hoyoung Huh (collectively, the “Grants”) as more fully described in the Company’s Current Report on Form 8-K filed on November 4, 2016 (the “Prior 8-K”).

The Grants were made to achieve four specific purposes: (i) to provide the Executives with an annual refresh grant of equity (the “Refresh Grants”), particularly in light of the more than $17,000,000 of capital raised by the Company in 2016; (ii) in the case of Dr. Mantripragada, to encourage scientific innovation and the development of additional pipeline candidates; (iii) in the case of Dr. Huh, to replace cash incentives which were previously in his employment agreement; and (iv) to maintain the Executives’ beneficial ownership of equity in the Company in anticipation of the Financing (“Prospective Refresh Grants”).

It is customary business practice in Korea to issue all equity to management prior to a financing rather than after the financing is consummated and the Board elected to follow that business practice when making the Grants. At the time of the Grants, discussions with potential investors in Korea were preliminary and exploratory in nature and the magnitude and terms of the Financing were unknown. As a result, the Board granted the maximum number of options to the Executives assuming $50,000,000 raised in the Financing and the Company deferred setting specific milestones until the earlier to occur of: (i) a binding commitment from an investor or a better understanding of the likely magnitude of such a Financing which would allow the Board to further refine the appropriate number of shares issuable upon the exercise of options pursuant to the Grants, and (ii) December 31, 2016 (in order for the Company to properly reflect the accounting for the Grants in the same fiscal quarter when the Grants were made).

As of December 27, 2016, several investment funds have conducted, and are continuing to conduct, diligence on the Company’s programs and prospects and the Company has begun negotiations regarding the terms of a potential Financing. Based on current market conditions and non-binding expressions of interest, the Company currently believes that it may be able to raise as much as $30,000,000 in the Financing. Nonetheless, the Company has not received a binding commitment from any third party and no assurance can be given that any Financing will occur. In accordance with the Company’s plans to amend the Grants as appropriate prior to the end of the year, on December 27, 2016, the Board determined it to be in the best interests of the Company and its stockholders to amend the Grants to reflect the anticipated potential size of the Financing as well as to set forth milestones associated with the Prospective Refresh Grants. The vesting milestones associated with the Grant provided to Dr. Mantripragda are not related to the Financing and were previously disclosed in the Prior 8-K. Dr. Mantripragda’s option agreement is attached hereto as Exhibit 10.7 and incorporated herein by reference. The details regarding the other Grants are set forth below.

Elam Option Agreements

Of the 9,500,000 options granted to Mr. Elam on October 31, 2016, 3,500,000 are Elam Refresh Options and 3,600,000 are Elam Prospective Refresh Options as more fully described below. Given the nature of the Company’s plans to raise up to $30,000,000, the Board determined it to be in the best interests of the Company’s stockholders to rescind the remaining 2,400,000 options previously granted to Mr. Elam to reflect a $30,000,000 capital raise instead of a $50,000,000 capital raise.

Elam Refresh Option Agreement

On December 27, 2016, the Company and Mr. Elam entered a Refresh option agreement in accordance with the terms of the Plan (the “Elam Refresh Option Agreement”). The Elam Refresh Option Agreement grants Mr. Elam the option to acquire up to 3,500,000 shares of the Company’s common stock at an exercise price of $1.20 (the per share price when the Board made the grant to Mr. Elam on October 31, 2016) with an expiration date of October 31, 2026 (the “Elam Refresh Option”). The Elam Refresh Option shall vest and become exercisable with respect to 1/48th of the shares per month beginning October 31, 2016 and ending on the fourth anniversary thereof, at which time all shares shall be vested; provided, that in no event shall any of the shares vest following the date that Mr. Elam’s services to the Company cease.

Elam Prospective Refresh Option Agreement

On December 27, 2016, the Company and Mr. Elam entered into a prospective refresh option agreement in accordance with the terms of the Plan (the “Elam Prospective Option Agreement”). The Elam Prospective Option Agreement grants Mr. Elam an option to acquire 3,600,000 shares of the Company’s common stock at an exercise price of $1.20 per share (“Elam Prospective Refresh Option”). The Elam Prospective Refresh Options shall vest, but not yet be exercisable, at a rate of 1,200,000 shares for each $10,000,000 of gross proceeds received by the Company in a Financing prior to June 30, 2017 (“Final Close Date”). To the extent all or any portion of the Elam Prospective Refresh Option shall have vested prior to the Final Close Date, the vested shares shall be subject to an additional time-based vesting schedule and shall vest monthly and become exercisable with respect to 1/48th of the shares beginning as of the Final Close Date and ending on the fourth anniversary thereof, at which time all shares shall be vested; provided, that in no event shall any of the shares vest following the date that Mr. Elam’s services to the Company cease.

By way of example, in the event that the Company receives $20,000,000 in gross proceeds in the Financing prior to the Final Close Date, then 2,400,000 shares under the Elam Prospective Refresh Option shall vest and become exercisable at a rate of 50,000 shares per month beginning on the Final Close Date and the remaining 1,200,000 shares under the Elam Prospective Option Agreement shall lapse and be canceled.

Huh Option Agreements

Of the 8,500,000 options granted to Dr. Huh on October 31, 2016, 4,000,000 are Huh Refresh Options and 2,700,000 are Huh Prospective Refresh Options as more fully described below. Given the nature of the Company’s plans to raise up to $30,000,000, the Board determined it to be in the best interests of the Company’s stockholders to rescind the remaining 1,800,000 options previously granted to Dr. Huh to reflect a $30,000,000 capital raise instead of a $50,000,000 capital raise.

Huh Refresh Option Agreement

On December 27, 2016, the Company and Dr. Huh entered a Refresh option agreement in accordance with the terms of the Plan (the “Huh Refresh Option Agreement”). The Huh Refresh Option Agreement grants Dr. Huh the option to acquire 4,000,000 shares of the Company’s common stock at an exercise price of $1.20 with an expiration date of October 31, 2026 (the “Huh Refresh Option”). The Huh Refresh Option shall vest and become exercisable with respect to 1/48th of the shares per month beginning October 31, 2016 and ending on the fourth anniversary thereof, at which time all shares shall be vested; provided, that in no event shall any of the shares vest following the date that Dr. Huh’s services to the Company cease.

Huh Prospective Refresh Option Agreement

On December 27, 2016, the Company and Dr. Huh entered into a prospective refresh option agreement in accordance with the terms of the Plan (the “Huh Prospective Refresh Option Agreement”). The Huh Prospective Refresh Option Agreement grants Dr. Huh an option to acquire 2,700,000 shares of the Company’s common stock at an exercise price of $1.20 per share (“Huh Prospective Refresh Option”). The Huh Prospective Refresh Options shall vest, but not yet be exercisable, at a rate of 900,000 shares for each $10,000,000 of gross proceeds received by the Company in a Financing prior to the Final Close Date. To the extent all or any portion of the Huh Prospective Refresh Option shall have vested prior to the Final Close Date, the vested shares shall be subject to an additional time-based vesting schedule and shall vest monthly and become exercisable with respect to 1/48th of the shares beginning as of the Final Close Date and ending on the fourth anniversary thereof, at which time all shares shall be vested; provided, that in no event shall any of the shares vest following the date that Dr. Huh’s services to the Company cease.

By way of example, in the event that the Company receives $15,000,000 in gross proceeds in the Financing prior to the Final Close Date, then 900,000 shares under the Huh Prospective Refresh Option shall vest and become exercisable at a rate of 18,750 shares per month beginning on the Final Close Date. The remaining 1,800,000 Huh Prospective Refresh Options shall lapse and be canceled.

Fields Option Agreements

Of the 1,000,000 options granted to Ms. Fields on October 31, 2016, 600,000 are Fields Refresh Options and 240,000 are Fields Prospective Refresh Options as more fully described below. Given the nature of the Company’s plans to raise up to $30,000,000, the Board determined it to be in the best interests of the Company’s stockholders to rescind the remaining 160,000 options previously granted to Ms. Fields to reflect a $30,000,000 capital raise instead of a $50,000,000 capital raise.

Fields Refresh Option Agreement

On December 27, 2016, the Company and Ms. Fields entered a Refresh option agreement in accordance with the terms of the Plan (the “Fields Refresh Option Agreement”). The Fields Refresh Option Agreement grants Ms. Fields the option to acquire 600,000 shares of the Company’s common stock at an exercise price of $1.20 with an expiration date of October 31, 2026 (the “Fields Refresh Option”). The Fields Refresh Option shall vest and become exercisable with respect to 1/48th of the shares per month beginning October 31, 2016 and ending on the fourth anniversary thereof, at which time all shares shall be vested; provided, that in no event shall any of the shares vest following the date that Ms. Field’s services to the Company cease.

Fields Prospective Refresh Option Agreement

On December 27, 2016, the Company and Ms. Fields entered into a prospective refresh option agreement in accordance with the terms of the Plan (the “Fields Prospective Refresh Option Agreement”). The Fields Prospective Refresh Option Agreement grants Ms. Fields an option to acquire 240,000 shares of the Company’s common stock at an exercise price of $1.20 per share (“Fields Prospective Refresh Option”). The Fields Prospective Refresh Options shall vest, but not yet be exercisable, at a rate of 80,000 shares for each $10,000,000 of gross proceeds received by the Company in a Financing prior to the Final Close Date. To the extent all or any portion of the Fields Prospective Refresh Option shall have vested prior to the Final Close Date, the vested shares shall be subject to an additional time-based vesting schedule and shall vest monthly and become exercisable with respect to 1/48th of the shares beginning as of the Final Close Date and ending on the fourth anniversary thereof, at which time all shares shall be vested; provided, that in no event shall any of the shares vest following the date that Ms. Field’s services to the Company cease.

By way of example, in the event that the Company receives $8,000,000 in gross proceeds in the Financing prior to the Final Close Date, then all of the Fields Prospective Refresh Options shall lapse and be canceled.

The foregoing is a summary of the material terms of the Elam Refresh Option, the Elam Prospective Refresh Option, the Huh Refresh Option, the Huh Prospective Refresh Option, the Fields Refresh Option and the Fields Prospective Refresh Option and is qualified in its entirety by the complete text of the Elam Refresh Option, the Elam Prospective Refresh Option, the Huh Refresh Option, the Huh Prospective Refresh Option, the Fields Refresh Option and the Fields Prospective Refresh Option which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively and are incorporated herein by reference to this Item 1.01.

Forward-Looking Statements; Risks and Uncertainties

The foregoing reflects the Company’s views about the Financing in Korea, its ability to raise capital in Korea and other matters that constitute “forward-looking” statements; as such term is defined by the federal securities laws. You can find many of these statements by looking for words such as “may,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “should,” “continue,” “predict,” “preliminary” and similar words used herein. These forward-looking statements are subject to the safe harbor protection provided by federal securities laws. These forward-looking statements are subject to numerous risks, uncertainties and assumptions. These risks and uncertainties include, but are not limited to: (1) interest from investors in Korea; (2) the amounts raised in any potential financing; (3) the dilutive effect of any potential financing; (4) the exercisability of any prospective option grants; (6) the ability to conduct a financing in Korea on advantageous terms; (7) the additional risks and uncertainties and important factors detailed from time to time in the Company’s press releases and in the Company’s periodic filings under the Securities Exchange Act of 1934. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, because the statements are subject to risks and uncertainties, the Company can give no assurance that its expectations will be attained or that actual developments and results will not materially differ from those express or implied by the forward-looking statements. Readers are cautioned not to place undue reliance on the statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

Item 9.01 Financial Statements and Exhibits

EXHIBIT	DESCRIPTION

10.1	Elam Refresh Option Agreement
10.2	Elam Prospective Refresh Option Agreement
10.3	Huh Refresh Option Agreement
10.4	Huh Prospective Refresh Option Agreement
10.5	Fields Refresh Option Agreement
10.6	Fields Prospective Refresh Option Agreement
10.7	Mantripragada Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTRIABIO, INC.

DATE: December 29, 2016	By:	/s/ Morgan Fields
Morgan Fields
Chief Accounting Officer

Exhibit Index

EXHIBIT	DESCRIPTION

10.1	Elam Refresh Option Agreement
10.2	Elam Prospective Refresh Option Agreement
10.3	Huh Refresh Option Agreement
10.4	Huh Prospective Refresh Option Agreement
10.5	Fields Refresh Option Agreement
10.6	Fields Prospective Refresh Option Agreement
10.7	Mantripragada Option Agreement